UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

PhaseBio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-38697	03-0375697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 S. Dupont Highway

Dover, Delaware 19901

(Address including zip code of principal executive offices)

(610) 981-6500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PHASQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

*

On November 3, 2022, the issuer’s common stock was suspended from trading on The Nasdaq Stock Market LLC (“Nasdaq”). Effective November 4, 2022, trades in the issuer’s common stock began being quoted on the OTC Pink Marketplace under the symbol “PHASQ.” On December 21, 2022, Nasdaq filed a Form 25 to delist the issuer’s common stock and to remove it from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on October 23, 2022, PhaseBio Pharmaceuticals, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing a Chapter 11 case (the “Chapter 11 Case”) for the Company (Case No. 22-10995).

Plan Support and Settlement Agreement

On August 1, 2023, the Bankruptcy Court entered an order that, among other things, conditionally approved the Company’s Combined Disclosure Statement and Chapter 11 Plan (the “Combined Disclosure Statement & Plan”) for solicitation purposes only and authorized the Company to solicit acceptances on the Combined Disclosure Statement & Plan. On September 8, 2023, SFJ Pharma X, Inc. (f/k/a SFJ Pharmaceuticals X, Ltd.) (“SFJ”) filed a motion seeking to have allowed as an administrative expense claim (the “Motion to Allow”) BioVectra Inc.’s alleged administrative claim in the amount of $15,428,944.03 that SFJ asserted was transferred to SFJ on March 31, 2023, and SFJ also filed an objection (the “Objection”) to the Combined Disclosure Statement & Plan and caused BioVectra Inc. to cast a ballot rejecting the Combined Disclosure Statement & Plan. On September 12, 2023, the Company adjourned the hearing on confirmation of the Combined Disclosure Statement & Plan to a date to be determined.

On March 6, 2024, the Company and SFJ executed and entered into a Plan Support and Settlement Agreement (the “Settlement Agreement”) to resolve the Motion to Allow, the Objection, and related matters. Pursuant to the Settlement Agreement, among other things: (i) the Company stipulates to an allowed administrative expense claim in favor of SFJ in the amount of $2,500,000 (the “Administrative Claim”), subject to a credit of up to $250,000 for fees and expenses (the “Expense Credit”) incurred by the Company in connection with any resolicitation of the Combined Disclosure Statement & Plan, as amended, and to stipulate to the allowance of certain additional general unsecured claims assigned to SFJ which, together with the BioVectra Inc. general unsecured claim, are in the aggregate amount of $27.8 million (the “Unsecured Claims”); (ii) the Company agrees to file an amended Combined Disclosure Statement & Plan incorporating the Settlement Agreement, including provisions for a required sale process of the rights to receive royalties for sales of bentracimab (the “Bentracimab Royalties”), which Bentracimab Royalties SFJ previously provided the Company, with such required sale process to be completed by the liquidation trustee to be appointed under the Combined Disclosure Statement & Plan within six months of approval of a Biologics License Application for bentracimab, and further providing that if the Bentracimab Royalty sells for less than the Administrative Claim amount (as may be reduced by the Expense Credit), then the Bentracimab Royalty will be transferred to SFJ in full satisfaction of the Administrative Claim; and (iii) SFJ shall, within two business days of the entry of an order of the Bankruptcy Court approving a motion under Bankruptcy Rule 9019 seeking Bankruptcy Court approval of the Settlement Agreement, withdraw the Objection and Motion to Allow, and support confirmation of the Combined Disclosure Statement & Plan, as amended.

Other than the Company’s obligation to seek approval from the Bankruptcy Court of the Settlement Agreement, and SFJ’s obligation to file with the Bankruptcy Court required notices of the Unsecured Claims, the parties’ obligations under the Settlement Agreement are subject to the Bankruptcy Court’s approval of the Settlement Agreement and the occurrence of the effective date of the Combined Disclosure Statement & Plan, as amended.

The full text of the Settlement Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On December 20, 2023, the Company filed its monthly operating report with the Bankruptcy Court for the month ending November 30, 2023 (the “November 2023 Monthly Operating Report”). The November 2023 Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 25, 2024, the Company filed its monthly operating report with the Bankruptcy Court for the month ending December 31, 2023 (the “December 2023 Monthly Operating Report”). The December 2023 Monthly Operating Report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On February 23, 2024, the Company filed its monthly operating report with the Bankruptcy Court for the month ending January 31, 2024 (the “January 2024 Monthly Operating Report”). The January 2024 Monthly Operating Report is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, including statements regarding the Chapter 11 Case and the Company’s ability to continue operating in the ordinary course while the Chapter 11 Case is pending, within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “potential,” “projects,” “target,” “will,” “would” and “future” or similar expressions are intended to identify forward-looking statements. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to (i) potential adverse effects of the Chapter 11 Case on the Company’s liquidity and results of operations; (ii) the Company’s ability to obtain timely approval by the Bankruptcy Court of the motions filed in the Chapter 11 Case; (iii) the effects of the Chapter 11 Case on the Company and on the interests of various constituents, including holders of the Company’s common stock; (iv) the Bankruptcy Court’s rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case generally; (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Case; (vi) risks associated with third party motions in the Chapter 11 Case; (vii) increased administrative and legal costs related to the Chapter 11 process; (viii) exposure to potential litigation and inherent risks involved in a bankruptcy process; (ix) risks arising from the delisting of the Company’s common stock from The Nasdaq Stock Market LLC; and (x) other risks and uncertainties, including those described in the section entitled “Risk Factors” in the Company’s most recent annual or quarterly report filed with the Securities and Exchange Commission and in other filings the Company makes with the Securities and Exchange Commission from time to time. The forward-looking statements herein do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update the information contained in this Current Report on Form 8-K to reflect new events or circumstances, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Plan Support and Settlement Agreement, dated as of March 5, 2024, by and between PhaseBio Pharmaceuticals, Inc. and SFJ Pharmaceuticals X, Inc. (f/k/a SFJ Pharmaceuticals X, Ltd.).

99.1	Monthly Operating Report, for the month ending November 30, 2023, filed with the United States Bankruptcy Court for the District of Delaware.

99.2	Monthly Operating Report, for the month ending December 31, 2023, filed with the United States Bankruptcy Court for the District of Delaware.

99.3	Monthly Operating Report, for the month ending January 31, 2024, filed with the United States Bankruptcy Court for the District of Delaware.

104	Cover page interactive data file (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseBio Pharmaceuticals, Inc.

Dated: March 12, 2024	By:	/s/ Jonathan P. Mow
Jonathan P. Mow
Chief Executive Officer